UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 8, 2008
GMX RESOURCES INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	001-32977 (Commission File Number)	73-1534474 (IRS Employer Identification No.)

One Benham Place
9400 North Broadway, Suite 600
Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 600-0711
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On December 8, 2008, GMX Resources Inc. (the “Company”) issued a press release announcing revisions to its oil and gas production estimate for the fourth quarter of 2008, a reduction in its previously announced capital expenditure budget for 2009, new production guidance for 2009, and certain other matters. A copy of the press release is filed as Exhibit 99.1 to this report.
ITEM 9.01 Financial Statements and Exhibits.
     The following Exhibits are filed as a part of this report:
99.1	Company press release dated December 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.
By:	/s/ James A. Merrill
James A. Merrill, Chief Financial Officer

Date: December 9, 2008

INDEX TO EXHIBITS
99.1	Company press release dated December 8, 2008.